EXHIBIT 10.2 RELOCATION BONUS AGREEMENT This Relocation Bonus Agreement (this “Agreement”) is made and entered into as of September 24, 2025 (the “Effective Date”) by and among First Busey Corporation (“First Busey”), Busey Bank (“Busey Bank” and, together with First Busey, “Employer”), and Amy L. Randolph (“Executive,” and together with Employer, the “Parties”). Section 1. Effective Date; Employment Agreement. The Parties agree that the effective date of this Agreement shall be the Effective Date. Executive and Employer have also entered into that certain Employment Agreement effective as of December 5, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Employment Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Employment Agreement. Section 2. At Will Employment. For the avoidance of doubt, nothing contained herein modifies the fact that Executive’s employment with Employer remains “at will” in accordance with Section 4(e) of the Employment Agreement. Section 3. Relocation Bonus. In consideration of Executive’s agreement to relocate to First Busey’s headquarters in Leawood, Kansas, Employer shall cause Executive to be paid a one-time relocation assistance payment of five hundred forty thousand dollars ($540,000.00) (the “Relocation Bonus”). The Relocation Bonus will be payable to Executive in a lump sum, less all applicable withholdings and deductions, on the first payroll date administratively feasible following the Effective Date (the “Payment Date”), subject to Executive’s continued employment through the Payment Date, in accordance with the terms hereof, and subject to the repayment obligations set forth in Section 4. Section 4. Repayment. (a) Obligation to Repay. If Executive’s employment is terminated by Employer for Cause or by Executive other than for Good Reason, on or prior to the one (1) year anniversary of the Payment Date, Executive will pay to Employer an amount (any such amount, the “Repayment Amount”) equal to fifty percent (50%) of the Relocation Bonus. (b) No Repayment Obligation. If Executive’s employment terminates for any reason other than as set forth in Section 4(a), including on account of termination by Employer without Cause, upon Employer’s non- renewal of the Term, by Executive for Good Reason, death or for Disability, or if the Termination Date is after the one (1) year anniversary of the Payment Date, then Executive, or Executive’s estate, shall not be obligated to repay any portion of the Relocation Bonus. (c) Agreement to Repay. If Executive is obligated to pay the Repayment Amount, then Executive hereby directs and authorizes Employer to deduct the Repayment Amount from any monies Employer owes the Executive as of the date either Executive or a Covered Entity notifies the other of Executive’s termination of employment, including, without limitation, salary, wages, bonuses or incentive payments (after all required tax and benefit deductions have been made from the payroll). If after Executive’s final paycheck Executive owes any remaining Repayment Amount, Executive agrees that any balance remaining due shall be repaid within ten (10) days from the date of Executive’s final paycheck from Employer. If any remaining Repayment Amount is not fully repaid within thirty (30) days of the date of Executive’s final paycheck from Employer, then interest shall accrue on any remaining balance at a rate of one percent (1.0%) per month until fully repaid. Section 5. Executive Covenants. As a material inducement to Employer granting the Relocation Bonus to Executive, Executive hereby reaffirms Executive’s obligations to abide by the restrictions set forth in Sections 9, 10 and 12 of the Employment Agreement.

-2- Section 6. Code Section 409A. The Parties agree that this Agreement shall be interpreted to comply with or be exempt from Section 409A of the Internal Revenue Code of 1986, as amended (“Code”), and the regulations thereunder, and all provisions of this Agreement shall be construed in a manner consistent with the requirements for avoiding taxes or penalties under Code Section 409A. Furthermore, it is the Parties’ intention that the payments pursuant to Section 3 of this Agreement qualify for the exemptions from Code Section 409A set forth in Treasury Regulation § 1.409A-1(b)(4) or Treasury Regulation § 1.409A-(1)(b)(9). In no event whatsoever will Employer be liable for any additional tax, interest or penalties that may be imposed on Executive under Code Section 409A or any damages for failing to comply with Code Section 409A. For purposes of Section 409A, each payment made under this Agreement will be treated as a separate payment. Section 7. Governing Law and Enforcement. This Agreement shall be construed and the legal relations of the Parties shall be determined in accordance with the laws of the State of Illinois without reference to the law regarding conflicts of law. Section 8. Jurisdiction. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement, shall be brought against either of the Parties exclusively in the courts of the State of Illinois, County of Champaign, or, if it has or can acquire jurisdiction, in the United States District court for the Central District of Illinois, and each of the Parties consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any Party anywhere in the world. EXECUTIVE AND EMPLOYER HEREBY WAIVE THEIR RIGHT TO TRIAL BY JURY IN THE EVENT OF A DISPUTE, AND EXECUTIVE REPRESENTS THAT EXECUTIVE’S WAIVER IS KNOWING, VOLUNTARY AND INTENTIONAL. Section 9. Entire Agreement. This Agreement and the Employment Agreement constitute the entire agreement between the Parties concerning the subject matter hereof, and supersede all prior negotiations, undertakings, agreements and arrangements with respect thereto, whether written or oral. The provisions of this Agreement shall be regarded as divisible and separate; if any provision is declared invalid or unenforceable, the validity and enforceability of the remaining provisions shall not be affected. In the event any provision of this Agreement is held to be overbroad as written, such provision shall be deemed to be amended to narrow the application of such provision to the extent necessary to make such provision enforceable according to applicable law. Section 10. Withholding of Taxes. Employer may withhold from any benefits payable under this Agreement all federal, state, city and other taxes as may be required pursuant to any law, governmental regulation, or ruling. Section 11. Successors; Assignment. This Agreement shall be binding upon and inure to the benefit of Executive, Employer and their respective personal representatives, successors and assigns. For the purposes of this Agreement, any successor or assign of Employer shall be deemed to be “Employer.” Employer shall require any successor or assign of Employer or any direct or indirect purchaser or acquirer of all or substantially all of the business, assets or liabilities of Employer, whether by transfer, purchase, merger, consolidation, stock acquisition or otherwise, to assume and agree in writing to perform this Agreement and Employer’s obligations hereunder in the same manner and to the same extent as Employer would have been required to perform them if no such transaction had occurred. Section 12. Amendment. This Agreement may not be amended or modified except by written agreement signed by Executive and Employer.

-3- Section 13. Counterparts; Electronic Acknowledgment. This Agreement may be executed in any number of counterparts (including by electronic signature), each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. A PDF, facsimile or other reproduction of this Agreement may be executed by one or more Parties hereto and delivered by such Party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such Party can be seen. The words “execution”, “signed”, “signature” and words of like import in this Agreement shall be deemed to include electronic signatures, electronic acknowledgments or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including without limitation the Federal Electronic Signatures in Global and National Commerce Act, or any other similar state laws based on the Uniform Electronic Transactions Act. [Signature Page Follows]

Signature Page to Relocation Bonus Agreement IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first written above. FIRST BUSEY CORPORATION By: /s/ VAN A. DUKEMAN Name: Van A. Dukeman Title: Chairman and CEO BUSEY BANK By: /s/ VAN A. DUKEMAN Name: Van A. Dukeman Title: Chairman EXECUTIVE /s/ AMY L. RANDOLPH Amy L. Randolph